UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 31, 2005 (August 29, 2005)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                   0-20632                    43-1175538
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                      FIRST BANKS, INC.

TABLE OF CONTENTS
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
ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT................................     1

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

              APPOINTMENT OF PRINCIPAL OFFICERS.........................................     1

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.........................................     1

SIGNATURE...............................................................................     2

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See Item 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On August 29, 2005, Allen H. Blake, President, Chief Executive Officer and Chief Financial Officer of First Banks, Inc. ("First Banks" or the "Company"), resigned his position as Chief Financial Officer of First Banks, a position he held from 1984 to September 1999 and since May 2001. Mr. Blake continues in his existing position as President and Chief Executive Officer of First Banks.

(c)  On August 29, 2005, the Board of Directors of First Banks appointed  Steven
     F. Schepman as Senior Vice President and Chief Financial Officer of First Banks.

     Steven F. Schepman, age 33, has served as a Director of First Banks since July 2004 and previously served as a Director of First Banks' wholly owned subsidiary bank, First Bank, from April 2001 to October 2004. Most recently Mr. Schepman served as Senior Vice President of First Bank's Private Banking, Wealth Management and Trust Services groups, a position he held since November 2000. Mr. Schepman was employed in various other senior management capacities with First Banks from May 1999 to November 2000. Prior to joining First Banks, Mr. Schepman was employed as a certified public accountant within the Financial Services Audit Practice of KPMG LLP in San Francisco, California, from August 1997 to March 1999. He also served as a Consultant with Price Waterhouse LLP from January 1996 to March 1997.

     Mr. Schepman is the son-in-law of Mr. James F. Dierberg, Chairman of the Board of Directors of First Banks. The voting stock of First Banks is owned by various trusts created by and administered by and for the benefit of Mr. James F. Dierberg and members of his immediate family. Mr. Dierberg and his family, therefore, control First Banks' management and policies.

     First Banks has an oral and at will employment arrangement with Mr. Schepman. Mr. Schepman currently receives an annual salary of $170,000 and is eligible to participate in the Company's performance-based incentive compensation plans as well as other standard employee benefits.

     On August 31, 2005, First Banks issued a press release announcing the resignation of Mr. Blake as Chief Financial Officer and the appointment of Mr. Schepman as Senior Vice President and Chief Financial Officer. A copy of the press release is attached as Exhibit 99 and is incorporated herein by this reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit Number      Description
         --------------      -----------

               99            Press  release  issued  by  First  Banks,  Inc.  on
                             August 31, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST BANKS, INC.


Date:  August 31, 2005            By: /s/  Allen H. Blake
                                      ------------------------------------------
                                           Allen H. Blake
                                           President and Chief Executive Officer